                                                                  Exhibit 31(a)

                                   CERTIFICATION PURSUANT TO
                                     18 U.S.C. SECTION 1350,
                                     AS ADOPTED PURSUANT TO
                         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Dillard's, Inc. (the "Company") on
Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, William Dillard, II, Chairman of the Board
and Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
that:

(1)      The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 9, 2004

                                                            /s/ William Dillard, II
                                                              William Dillard, II
                                                              Chairman of the Board and
                                                              Chief Executive Officer